                                                                                                       EXHIBIT 10.30

                                      EXECUTIVE SEVERANCE AGREEMENT AMENDMENT
                                      ---------------------------------------

         THIS AGREEMENT between Navistar  International  Corporation,  a Delaware  corporation (the "Company"),  its principal operating subsidiary,  International Truck and Engine Corporation  (formerly named Navistar  International
Transportation Corp.), a Delaware corporation ("NITC" or "INTERNATIONAL"),  and [EMPLOYEE] (the "Executive"), amends the Executive Severance Agreement ("ESA") previously entered into by the parties.

                                                     WITNESSETH
                                                     ----------

         WHEREAS, the Company, International, and the Executive desire to make several changes to the ESA in effect among them;

         NOW, THEREFORE, it is agreed that the ESA is hereby amended, effective October 17, 2000, to make the following changes:

1.       Add a new paragraph (d) §4 of the Agreement to read as follows:

         (d)  Anticipatory  terminations.  For  purposes  of  this  Agreement,  the  termination  of an  Executive's employment  shall be deemed to have been  terminated  following a Change in Control if: (i) the  termination  occurs prior to a Change in Control  (whether or not a Change in Control  ever  occurs) and the  termination  occurs at the request or direction of a person who has entered into an agreement with the Company the  consummation of which would constitute  a Change in Control  or,  (ii) the  termination  occurs  prior to a Change in Control  (whether or not a
Change in Control ever occurs) and the  termination is otherwise in connection  with or in  anticipation of a Change in Control.  For purposes of this  Agreement,  the  Executive's  employment  shall be deemed to have been terminated following a Change in Control as a result of an event  which  constitutes  a  Constructive  Termination,  if (i) the
Executive  voluntarily  terminates  his or her employment  prior to a Change in Control  (whether or not a Change in
Control ever occurs) and the  circumstances  or event which  constitutes a  Constructive  Termination  occurs at the request or direction of a person who has entered into an agreement with the Company the  consummation of which would constitute  a Change in Control or, (ii) the  Executive  voluntarily  terminates  his or her  employment  prior to a
Change in Control  (whether or not a Change in Control  ever occurs) and such  termination  or the  circumstance  or event which  constitutes a Constructive  Termination is otherwise in connection  with or in anticipation of a Change in Control.

2.       Add a new paragraph (e) §4 of the Agreement to read as follows:

         (e)  Paragraph  4(b) of the  Agreement  defines  Constructive  Termination.  Clause (i) of  Paragraph  4(b)
provides that a Constructive  Termination  includes an event that has a material  change,  adverse to the Executive.
For the purpose of these  provisions,  a material  change,  adverse to the  Executive is deemed to have  occurred if
Navistar  International  Corporation ceases to be a public company (except as a result of a transaction in which the
Company  ceases to be  publicly  traded and the  Executive  has, or has the right to  acquire,  an equity  interest, including  stock  options,  other  than as part  of a  compensation  program),  and if the  Executive  is one of the following persons:

           i)  An executive officer of Navistar International Corporation;
          ii)  An executive  officer of NITC (currently named  International  Truck and Engine  Corporation) who is on the
               Executive Council of Navistar International Corporation;
         iii)  The Vice President of Public Affairs of NITC (currently named International Truck and Engine Corporation).

                                                        E-9

                                                                                           EXHIBIT 10.30 (CONTINUED)

                                      EXECUTIVE SEVERANCE AGREEMENT AMENDMENT
                                      ---------------------------------------

This Paragraph 4(e) shall not be construed as a limitation on the meaning of  Constructive  Termination as set forth in Paragraph 4(b).

3.       Paragraph  5(a)(ii) is amended by  replacing  Clause(C),  which  relates to payment of tax  counseling  and preparation expense reimbursement, to read as follows:

         (C)  such  flexible  perquisite  allowance  actually  paid to the  Executive  at or  prior  to the  time of termination  shall be  retained  by the  Executive,  and,  if the  termination  is  pursuant to a change in control, the Executive will be paid an amount equal to one full year  flexible perquisite allowance

         IN WITNESS WHEREOF,  the Executive has hereunto set his or her hand and, pursuant to the authorization from its Board of Directors,  the Company and INTERNATIONAL have each caused these presents to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Secretary,  all as of the day and year first above written.

                               NAVISTAR INTERNATIONAL CORPORATION

                               By:_______________________________________
                                    Chairman, President and
                                    Chief Executive Officer

ATTEST:

----------------
Secretary

(SEAL)

                                INTERNATIONAL TRUCK AND ENGINE CORPORATION

                                 By:____________________________________
                                      Chairman, President and
                                      Chief Executive Officer

ATTEST:

---------------
Secretary

(SEAL)

                                     --------------------------------------
                                                   Executive

                                                        E-10